UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                         FORM 8-K/A

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of report (Date of earliest event reported) August 15, 2007
                                                  ---------------



                  PARK ELECTROCHEMICAL CORP.
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     (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)        File Number)     Identification
                                                    No.)


48 South Service Road, Melville,  New York           11747
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  (Address of Principal Executive Offices)       (Zip Code)


 Registrant's telephone number, including area code (631)465-3600
                                                     ------------
                          Not Applicable
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 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors and Certain Officers;
          Election of Directors; Appointment of Certain
          Officers; Compensatory Arrangements of Certain
          Officers.

Item 5.02(f)

Determination of Cash Bonus Awards for Fiscal Year 2007

The captions appearing in the table included in the Form 8-K Current Report, filed by Park Electrochemical Corp. on
August 20, 2007, were incorrectly formatted. The information in such table is restated textually below.

Stephen E. Gilhuley, Executive Vice President, Secretary and
General Counsel, received a cash bonus award of $70,000, increasing his total compensation for the 2007 fiscal year to $335,594.

James W. Kelly, Vice President, Taxes and Planning, received a cash bonus award of $50,000, increasing his total compensation for the 2007 fiscal year to $268,874.

Anthony W. DiGaudio, Vice President of Marketing and Sales, received a cash bonus award of $45,000, increasing his total compensation for the 2007 fiscal year to $221,018.

Louis  J. Stans, Vice President of Engineering, Quality  and
Research  and  Development, received a cash bonus  award  of
$30,000,  increasing  his total compensation  for  the  2007 fiscal year to $197,415.



                          SIGNATURE
                          ---------


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date: August 31,2007     By:    /s/Stephen E. Gilhuley
                                -------------------------------
                         Name:  Stephen E. Gilhuley
                                Title: Executive Vice President,
				        Secretary and General
                                Counsel